                                                                       Exhibit B

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them.

Date: March 19, 2004

                               CHARLES F. DOLAN

                               By:                       *
                                   ---------------------------------------------

                               HELEN A. DOLAN, individually and as a trustee of the Charles F. Dolan 2001 Family Trust

                               By:                       *
                                   ---------------------------------------------

                               JAMES L. DOLAN, individually and as a Trustee of the D.C. James Trust and as Trustee of the Marissa Waller 1989 Trust, the Charles Dolan 1989 Trust and the Ryan Dolan 1989 Trust

                               By: /s/ James L. Dolan
                                   ---------------------------------------------

                               THOMAS C. DOLAN, individually and as a
                               Trustee of the D.C. Thomas Trust

                               By: /s/ Thomas C. Dolan
                                   ---------------------------------------------

                               PATRICK F. DOLAN, individually and as a
                               Trustee of the D.C. Patrick Trust and as Trustee of the Tara Dolan 1989 Trust

                               By:                       *
                                   ---------------------------------------------

                               KATHLEEN M. DOLAN, individually and
                               as a Trustee for Dolan Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse Trust, and the D.C. Kathleen Trust

                               By:                       *
                                   ---------------------------------------------

                               MARIANNE DOLAN WEBER, individually and
                               as a Trustee for Dolan Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse Trust, and the D.C. Marianne Trust

                               By:                       *
                                   ---------------------------------------------

                                 Page 38 of 39

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                               DEBORAH A. DOLAN-SWEENEY, individually
                               and as a Trustee for Dolan Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse Trust, and the D.C. Deborah Trust

                               By:                       *
                                   ---------------------------------------------

                               LAWRENCE J. DOLAN, as a Trustee of the
                               Charles F. Dolan 2001 Family Trust

                               By:                       *
                                   ---------------------------------------------

                               PAUL J. DOLAN, as a Trustee for Dolan
                               Descendants Trust, Dolan Progeny Trust, Dolan Grandchildren Trust, Dolan Spouse Trust, the D.C. Kathleen Trust, and the D.C. James Trust, and as Trustee of the CFD Trust #10

                               By:                       *
                                   ---------------------------------------------

                               MATTHEW J. DOLAN, as a Trustee of the D.C.
                               Marianne Trust and the D.C. Thomas Trust

                               By:                       *
                                   ---------------------------------------------

                               MARY S. DOLAN, as a Trustee of the D.C.
                               Deborah Trust and the D.C. Patrick Trust

                               By:                       *
                                   ---------------------------------------------

                               JOHN A. MACPHERSON, as Trustee of the CFD
                               Trust No. 1, the CFD Trust No. 2, the CFD Trust No. 3, the CFD Trust No. 4, the CFD Trust No. 5 and the CFD Trust No. 6

                               By:                       *
                                   ---------------------------------------------

                               DOLAN FAMILY LLC

                               By:                       *
                                   ---------------------------------------------

* By: /s/ William A. Frewin, Jr.
      -----------------------------
      As Attorney-in-Fact

                                 Page 39 of 39